Filed pursuant to Rule 497(e)
Registration No. 333-238109

GABELLI ETFs TRUST

Gabelli Financial Services Opportunities ETF

Supplement dated July 22, 2024, to the Fund’s
Summary Prospectus, Prospectus and Statement of Additional Information, each dated April 29, 2024

This supplement is intended to provide information to shareholders regarding changes to the structure of the Gabelli Financial Services Opportunities ETF (the “Fund”), as approved by the Board of Trustees (the “Board”) of the Gabelli ETFs Trust.

Update Regarding Fund Structure

The Board has approved a change in the Fund’s structure from a “non-transparent” or “semi-transparent” exchange-traded fund (“ETF”), which does not publicly disclose its portfolio holdings on a daily basis, to a “transparent” ETF that will disclose its portfolio holdings daily and operate in reliance on Rule 6c-11 under the Investment Company Act of 1940, as amended, effective on or about August 30, 2024. In connection with this change, the Fund will no longer provide a verified intraday indicative value (“VIIV”), which was intended to provide investors and other market participants with a highly correlated per share value of the Fund’s underlying portfolio, while keeping the contents of the Fund’s portfolio confidential. In addition, Authorized Participants (“APs”) transacting in the Fund’s shares will no longer engage in creation and redemption activity for the Fund through an AP Representative that has knowledge of the composition of the Fund’s portfolio holdings but is restricted from disclosing such composition to the APs. Accordingly, references to the VIIV and the AP Representative in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information will be removed.

In addition, in connection with the change in the Fund’s structure, the Fund will no longer operate in reliance on an exemptive order from the U.S. Securities and Exchange Commission (the “Order”). The Order permitted the Fund to operate without publicly disclosing its portfolio holdings daily, but limited the types of investments the Fund was permitted to hold to those listed in the Fund’s application for the Order, including limiting the Fund’s investments to only those that are U.S. exchange-traded instruments as well as cash and cash equivalents. Because the Fund will no longer operate in reliance on the Order, the Board approved corresponding changes to the Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information to remove references to the terms, requirements and limitations of the Order, as applicable.

The Fund’s investment objective, fees and expenses will not change as a result of the changes to the Fund’s structure described above.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE